THE GREATER CHINA FUND, INC.
 ----------------------------------------------------------------

 TABLE OF CONTENTS

The Fund's Management						2
Letter to Shareholders						3

Report of the Investment Manager				4
Portfolio of Investments					10
Statement of Assets and Liabilities				16
Statement of Operations						17
Statement of Changes in Net Assets				18


Notes to Financial Statements					19
Financial Highlights						25
Report of Independent Accountants				26
Dividend Reinvestment Plan					27
Other Information						28
Annual Shareholders' Meeting					29




This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.
1285 Avenue of the Americas
New York, New York  10019

For information call (212) 713-2848



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 THE GREATER CHINA FUND, INC.
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THE FUND'S MANAGMENT

Directors
Richard B. Bradley, Chairman
Jonathan J.K. Taylor, President
Edward Y. Baker
John A. Bult
Richard Graham
John A. Hawkins
Don G. Hoff
Tak Lung Tsim

Officers
Jonathan J.K.Taylor, President
Michael D. Clegg, Secretary
Julian F. Sluyters, Vice President
Thomas M. Walker, Vice President
C. William Maher, Treasurer and Assistant Secretary

Investment Manager
Baring International Investment (Far East) Limited
19th Floor
Edinburgh Tower
15 Queen's Road Central
Hong Kong

Administrator
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

Custodian
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Shareholder Servicing Agent
PNC Bank, National Association
400 Bellevue Parkway
Wilmington, Delaware 19809

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

Legal Counsel
White & Case
1155 Avenue of the Americas
New York, New York 10036

2

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Letter to Shareholders
January 31, 1996

Dear Shareholder,

The results for the year have been better than in 1994, with net assets per share showing an increase of 3.4% on a dividend re-invested basis. The Fund's Board of Directors declared dividends and distributions totalling US$0.258 per share.

Although the Hong Kong stock market performed strongly in 1995, the results for China-related shares were disappointing. Business conditions in China were difficult, with a continuation of the severe austerity program, uncertainty over tax and tariff policy and depressed corporate earnings. Valuations of Chinese stocks suffered accordingly, with the Shanghai and Shenzen markets ending the year at or near record lows and Hong Kong-listed Chinese companies faring little better. Against this background, it is encouraging to report that the Fund recorded a positive return, with the share price improving 16.5%.

Your Directors view the macro-economic developments in China with guarded optimism. Inflation has been much reduced and should remain within acceptable limits, so long as the government's apparent determination to resist early reflation is not weakened. GDP growth has come back from its previously overheated levels and a respectable growth rate of 8-9% is forecast for 1996 impressive by any standard and especially so when compared with the OECD economies. The growth of the trade surplus and the level of foreign exchange reserves have added to China's economic strength. These achievements have, however, been at a real cost to corporate margins. The tight monetary policy, which has been an important contributor to increased stability, is likely to be maintained in 1996 and will tend to limit the recovery of corporate profits in mainland China.

Much of the friction between China and Britain over the future of Hong Kong has dissipated. While the resolution of some of the constitutional issues may not appear to be in Hong Kong's favor, the business environment is relatively unaffected by them. This is clearly demonstrated by the continuing strength of private sector capital investment into Hong Kong. As the period remaining before the transfer of sovereignty to China next year shortens, so the degree of uncertainty should diminish. This is likely to lead to renewed confidence in the prospects for companies operating in Hong Kong, where the majority of your Fund's securities are listed.

Despite the adverse conditions experienced in China during the past year, your Directors' positive view of the potential for long-term capital gains remains unchanged. In particular, the fear of rampant inflation causing serious damage to China's economy has receded, as has the degree of political apprehension in Hong Kong.

I thank you for your support over the last year.

Richard B. Bradley

Chairman

3
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 THE GREATER CHINA FUND, INC.
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REPORT OF THE INVESTMENT MANAGER


Overview

During 1995, the performance of the U.S. equity market excelled while investments in other parts of the world were disappointing by comparison. The year started with the Mexican currency devaluation which put a dampener on emerging markets around the world. The trend towards lower interest rates globally has been positive for equity markets, but emerging markets have undoubtedly suffered reticence on the part of investors for whom the "tequila effect" was all too fresh in the memory.

The NAV of The Greater China Fund (the "Fund") achieved a 3.4% return in 1995. A solid recovery in the Hong Kong stock market commenced in January as interest rate expectations reversed. However, the Fund's portfolio did not fully benefit from this market move because the business environment in China itself remained very difficult. Following the success of the authorities in slowing the Chinese economy, the reform process is once again coming to the forefront. Several deregulation packages, which are essential to China's long-term development, have created considerable uncertainty for companies doing business in this changing environment. So it is that the share price of many China-oriented companies finished 1995 at near all-time low levels. For example, the `H' share index closed at 757, down 29% for the year, and only slightly above its all time low.

Politics has always been a primary concern for investors in China and this is now particularly relevant in Hong Kong as the transfer of sovereignty in 1997 approaches. In 1995, the main influences on Taiwan and South Korea's stock diplomacy", between Beijing and Taipei not only dampened Taiwan's stock market, but caused genuine concern among the population of Taiwan. South Korea's evolution towards western-style democracy involved changing established practices. The revelations about former President Roh's political slush fund have shaken the stock market but will probably have positive implications for the cost of doing business in South Korea.


4
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 THE GREATER CHINA FUND, INC.
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The table below shows the Fund's performance over the last three years compared with relevant market indices:-

                                         1993      1994        1995

The Greater China Fund                 +82.2%     -39.3%      +3.4%

China - MSCI                           +33.6%     -47.0%     -23.0%

Hong Kong - All Ordinary Index        +106.4%     -35.2%     +21.7%

Performance of Net Asset Value Per Share as of December 31, 1995 - on a Dividend Reinvested Basis

%
                                                 13.0
12

10

8

6

4
                                  3.5
2                      2.2

0

-2       -2.0

-4
         Last 3        Last 6    Last 12      Since
         Months        Months    Months       Inception


 Note: This information represents the historical performance of The Greater
       China Fund, Inc. Past performance is not indicative of future returns.


5

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 THE GREATER CHINA FUND, INC.
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 REPORT OF THE INVESTMENT MANAGER
 continued

Asset Allocation

During 1995, the weighting in companies listed in China was reduced from 18.0% to 8.1%. These companies suffer not only from difficult economic conditions within China, but also their shares have become increasingly illiquid as activity on China's stock markets has dwindled. The `H' share market (shares of Chinese companies listed in Hong Kong) is more liquid. The resulting increased weighting to Hong Kong-listed companies has been principally allocated to the real estate development and banking sectors.

The Fund has remained fully invested throughout the period under review. Please find indicated below a comparison of the asset allocation at December 31, 1994 and 1995:

      Asset Allocation            December 31, 1994       December 31, 1995

      China                             28.0%                     16.2%

      Hong Kong                         66.9%                     75.9%

      Korea                              1.9%                      3.1%

      Singapore                          0.4%                      2.9%

      Taiwan                             2.5%                      2.3%

      Net Cash                           0.3%                     (0.4%)


Note that holdings of `H' shares are included in China's allocation.


6

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 THE GREATER CHINA FUND, INC.
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China

Market Review

Share prices of China stocks were weak during 1995. Sentiment was generally negative as concerns over the political and economic prospects for China persisted. Investment confidence was badly shaken in August as poor interim results of `H' and `B' shares shocked the market. Uncertainties over policy changes regarding interest rates, corporate taxes and import tariffs also cast a shadow over the markets in the fourth quarter. As a result, China `H' and `B' share indices ended the year just slightly above their all-time low levels.

The expansion of stock markets has slowed. The poor market conditions are the primary reason, compounded by management and policy changes at the stock exchanges and securities companies. During the year, only 14 new `B' and `H' shares were listed.

Prospects

The Chinese economy continued its soft-landing at the macro level in 1995. The GDP grew more slowly at 10.2%, compared with 11.8% during 1994. Inflation has been kept under control and the nation-wide retail price index ("RPI") rose 14.6% in 1995, in line with the government's target of 15% and down from 21.7% in 1994. Furthermore, the trend to lower inflation remains in place and December's RPI increase was only 8.5% year-on-year. While the macro-environment has improved, the authorities are expected to remain cautious towards credit relaxation in 1996 in order to prevent any acceleration of inflation.

China's 1995 trade performance was impressive. For the full year, exports rose 22.9%, while imports increased 14.2%, resulting in a record trade surplus of US$
16.7 billion. However, the trade surplus is expected to decline in 1996 as the country cuts import tariffs agressively and export growth decelerates following a further reduction in the rebate of value added tax on exports.

This will be the first year of China's ninth Five Year Plan (1996-2000) for economic development. A blueprint was endorsed by the Fifth Plenum of the Chinese Communist Party held in Beijing during September. While `growth' is still high on the agenda, `balance' is to be given strong emphasis. Underdeveloped regions (the Central and Western parts of China) and sectors (agriculture and infrastructure) top the policy priority list. This is beneficial for the country's long-term economic development.

Political succession in China is becoming less of a concern as Jiang Zemin further strengthened his power base during 1995, through a series of anti-corruption measures and leadership reshuffles within the military and the party. Nevertheless, China's relations with Taiwan and the United States have worsened significantly since July when a U.S. visa was granted to Taiwan's President Lee Teng-hui.


7
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 THE GREATER CHINA FUND, INC.
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 REPORT OF THE INVESTMENT MANAGER
 continued

[FLAG]

Hong Kong

Market Review

The Hong Kong stock market performed well in 1995. The recovery of the market dates back to the end of January and is closely correlated with the improvement in the price of the U.S. long bond. From its low point during the year, the Hang Seng Index has risen by over 40%, though, in contrast to Wall Street, it remains well below its all-time high, established during the first few days of 1994.

Prospects

Having grown by 5.9% (year-on-year) in the first quarter of 1995, GDP growth in the third quarter has been provisionally stated at 4.5%. Private consumption was weak throughout the year, growing by 0.8% and 1.4% in the first and second quarters of 1995, respectively. The Hong Kong government has revised its 1995 GDP growth estimate down from 5.5% to 5.0%, reducing forecast private consumption growth from 3.5% to 1.5%, the lowest level since 1974. Unemployment has now risen to 3.6%, an eleven-year high. In this slowing environment, the inflation rate, which stood at 10.1% in January 1995, had fallen to 6.6% by December.

Trade started the year very strongly but has since been slowing. In the first eleven months of 1995, imports and exports rose by 9.7% and 15.1%
(year-on-year), respectively. Though the mounting trade deficit (U.S. $17.3 billion to the end of November) has caused some concern, it is expected to improve in 1996.

Following the recent reduction in U.S. interest rates, Hong Kong's prime lending rate has been reduced to 8.8%. Moreover, because of the sluggishness of the local economy, banks have indicated their enthusiasm to increase their residential mortgage loan books by reducing mortgage rates by up to 0.8% (to 9.8%). Residential real estate prices have fallen by about 30% from their April 1994 peak but now appear to have stabilized. The volume of transactions has also picked up, particularly in the last two months of the year.

--------------------------------------------------------------------------------
Other Markets

During 1995, the Korean and Taiwanese stock markets were both adversely affected by domestic political uncertainties and economic concerns.

In Korea, share prices were volatile during 1995. The market was boosted strongly in the third quarter by the changes in withholding tax and the increase in the foreign ownership ceiling from 12% to 15%. However, the controversial slush fund scandal surrounding former President Roh then sent the market lower in the fourth quarter. Looking ahead, political uncertainties are expected to prevail in the near term and the economy is likely to slow, as reflected by the official GDP forecast of 7.4% in 1996, compared with 9.3% for 1995. Nevertheless, the government's plan to raise the foreign ownership limit to 18% should provide a boost to the market.


8

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The Taiwan stock market fell 30.1% in U.S. dollar terms during 1995. Political friction with China, arising from President Lee Teng-hui's visit to the United States in July, depressed the market and overrode the stimulatory efforts of the government which also raised the foreign investment ceiling. In the near term, politics should continue to be a dominant factor in light of the Presidential election in March 1996. The long-term prospects then depend on the government's policy towards the vulnerable real estate and banking sectors.

--------------------------------------------------------------------------------
Outlook

In last year's report we concluded that value was apparent but that there remained a high degree of uncertainty. That value is still apparent as we enter 1996 and we believe that the level of uncertainty diminished as 1995 progressed.

Confirmation of the economic slowdown in China has occurred providing the "soft landing" that the more optimistic analysts predicted. The U.S. interest rate cycle has now turned and interest rates are expected to head lower in 1996. This is important for the Hong Kong stock market, with its heavy preponderance of real estate stocks. A recovery of residential property prices in 1996 may provide the catalyst necessary to boost Hong Kong's sluggish domestic economy. While there is still considerable apprehension regarding the form of government after the transition of power to China in June 1997, Sino-British relations have recently improved and it is increasingly recognized that it is in China's interests to foster increased confidence in Hong Kong's future.

At the corporate level, the difficult operating environment is likely to continue in China. Previous boom/bust cycles have taught the authorities in Beijing to proceed with reflation very cautiously. As a result, any credit relaxation is likely to be carefully targeted towards priority sectors such as infrastructure and utilities. The worst of the credit squeeze is over and corporate earnings probably bottomed in the second half of 1995.

There is considerable investment in Hong Kong's infrastructure at present and the flow of funds into this area will continue for some years as Hong Kong's economy is physically integrated with that of the mainland. A turnaround in Hong Kong's economy is probably more imminent than in the mainland. Obtaining exposure to China from the Hong Kong side of the border remains the more attractive entry.

Baring International Investment (Far East) Limited
Hong Kong

January 31, 1996

9

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PORTFOLIO OF INVESTMENTS
December 31, 1995

 Shares      Description                                        Value
                                                                (Note1)


             Equities and Equity Equivalents - 100.0%

             CHINA -- 16.2%
             Building Materials -- 2.4%
 2,237,560   China Southern Glass Co. "B"   		     $   607,679
 6,782,000   Luoyang Glass Co. Ltd. "H"     		       1,745,384
 1,200,000   Shanghai Yaohua Pilkington Glass "B"     	       1,056,000
                                                             -----------
	                                                       3,409,063
                                                             -----------
             Consumption -- 0.9%

 2,900,000   Shanghai Narcissus Electric "B"     	         493,000
   500,000   Shanghai Shangling Electrical Appliances "B"*       306,000
 1,650,000   Zhuhai Lizhu Pharmaceuticals "B"    		 490,786
                                                             -----------
                                                 	       1,289,786
                                                             -----------
             Manufacturing -- 7.3%

 5,114,000   Chengdu Telecom Cable "H"                           873,001
   700,000   China International Marine Containers "B"	         516,004
   700,000   Erdos Cashmere Products Co. "B"*    		 261,800
 9,000,000   Harbin Power Equipment "H"     		       1,350,145
 4,500,000   Northeast Electric T&T Machine Manufacturing "H"*   733,269

 4,050,000   Qingling Motor Cos. "H"   			       1,178,467
 1,011,600   Shanghai Chlor-Alkali Chemical "B"  	         256,946
   500,000   Shanghai Diesel Engine Co. Ltd. "B" 	         185,000
 7,334,000   Shanghai Petrochemical Co. "H" 		       2,110,333
10,490,000   Yizheng Chemical Fibre Co. Ltd. "H" 	       2,360,504
 1,730,000   Zhenhai Refining & Chemical Co. "H" 	         324,410
                                                             -----------
                                                    	      10,149,879
                                                             -----------
             Real Estate Development -- 1.3%

 1,622,900   Shanghai Jinqiao Export Processing Zone "B"         606,965
 2,100,000   Shanghai Lujiazui Finance & Trading "B"  	       1,192,800
                                                             -----------
                                                    	       1,799,765
                                                             -----------

10

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 THE GREATER CHINA FUND, INC.
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 Shares      Description                                        Value
                                                                (Note1)

             CHINA -- (continued)
             Services -- 4.3%

 2,737,680   China Merchant Shekou Port Service Co. Ltd. "B"  $  991,336
 1,000,000   Chiwan Wharf Holdings Ltd. "B" 		         376,334
 5,171,600   Shanghai Dazhong Taxi Co. Ltd. "B"  	       3,775,268
10,388,000   Shanghai Haixing Shipping "H"  		         698,579
   228,155   Shanghai New Asia Group "B"*   		         120,466
                                                             -----------
							       5,961,983
                                                             -----------
             Total China                                      22,610,476
                                                             -----------
             HONG KONG -- 75.5%

             Banking -- 8.7%
   220,000   Dao Heng Bank  				         792,370
   387,800   Hang Seng Bank 				       3,473,023
   300,000   HSBC Holdings  				       4,539,282
 6,325,435   The Ka Wah Bank Ltd.			       1,861,024
 3,600,000   Min Xin Holdings Ltd.     			         512,124
 1,000,000   Union Bank of Hong Kong   			         944,067
                                                             -----------
                                               		      12,121,890
                                                             -----------
             Conglomerate -- 20.0%

 3,100,000   China Resources Enterprise     		       1,603,621
 1,455,000   Citic Pacific Ltd.  			       4,977,013
 1,800,000   First Pacific Co.   			       1,990,301
10,044,000   Guangdong Investment Ltd. 			       6,040,039
   800,000   Hutchison Whampoa Ltd.    			       4,862,593
   550,000   Swire Pacific (A)   			       4,267,701
 1,250,000   The Wharf Holdings Ltd.   			       4,162,625
                                                             -----------
                                          		      27,903,893
                                                             -----------
             Construction -- 0.2%

   366,000   Kumagai Gumi (Hong Kong) Ltd.  		         265,063
                                                             -----------

11

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 THE GREATER CHINA FUND, INC.
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             PORTFOLIO OF INVESTMENTS
             continued

 Shares      Description                                        Value
                                                                (Note1)

             HONG KONG -- (continued)
             Consumption -- 4.4%

 2,570,000   China-HK Photo 				   $   1,454,090
 1,688,000   Giordano International Ltd.    		       1,440,776
 1,213,000   Goldlion Holdings Ltd.    			         886,317
 4,162,000   Hualing Holdings Ltd.     			         500,570
   400,000   Jardine International Motor Holdings     	         455,221
 3,500,000   Lam Soon Food Industries Ltd.  		         398,319
 2,100,000   NG Fung Hong Ltd.*  			         923,375
                                                             -----------
                                            		       6,058,668
                                                             -----------
             Industrial -- 0.5%
   410,000   Varitronix International  			         760,879
                                                             -----------
             Manufacturing -- 1.7%
 4,000,000   Herald Holdings				         204,332
 1,852,000   Singamas Container  			         239,509
 4,258,000   Sinocan Holdings Ltd.     			       1,514,323
 3,044,160   World Houseware Holdings  			         452,736
                                                             -----------
                                                   	       2,410,900
                                                             -----------

             Real Estate Development -- 22.4%
 1,340,000   Cheung Kong Holdings    			       8,144,843

 5,996,000   China Overseas Land & Investment Ltd.    	       1,062,337
   500,000   Henderson Land Development     		       3,013,256
 2,000,000   Hong Kong Resort International Ltd. 	       1,862,270
   400,000   Hong Kong Resort International Ltd. Warrants,
              expiring June 23, 2000*			         130,617
 2,200,000   New World Development Co. Ltd. 		       9,559,651
   900,000   Sun Hung Kai Properties Ltd.   		       7,361,785
                                                             -----------
          						      31,134,759
                                                             -----------
             Real Estate Investment -- 1.4%
 2,000,000   Amoy Properties				       1,991,594
                                                             -----------

             Services -- 1.7%
 1,904,000   Shangri La Asia				       2,314,594
                                                             -----------

             Trading -- 1.3%
 2,032,200   Li & Fung Ltd. 				       1,813,408
                                                             -----------

12

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 Shares      Description                                        Value
                                                                (Note1)

             HONG KONG -- (continued)
             Utilities -- 6.8%

   900,000   China Light & Power Co. Ltd.   	   	   $   4,143,550
 1,852,631   Consolidated Electric Power Asia    	       3,366,242
 1,200,000   Hong Kong & China Gas     			       1,932,105
                                                             -----------
          						       9,441,897
                                                             -----------
             Miscellaneous -- 6.4%

 7,710,000   China Merchant Hai Hong Holdings Co. Ltd.	       2,068,962
 2,194,000   Fairyoung Holdings Ltd.   			       1,007,268
   438,800   Fairyoung Holdings Ltd. Warrants,
               expiring June 30, 1996*			          13,790
 1,400,000   Florens Group Ltd.  			         914,323
   314,974   New World Infrastructure  			         602,860
 1,200,000   Television Broadcasting   			       4,275,461
                                                             -----------
          						       8,882,664
                                                             -----------
             Total Hong Kong				     105,100,209
                                                             -----------

             KOREA -- 3.1%
             Building Materials -- 2.0%

    34,043   Dong Ah Construction			       1,189,256
     9,048   Dong Ah Construction (New)     		         316,082
    33,923   Dongkuk Steel Mill Co. (New)   		         804,619
     7,930   Inchon Iron & Steel Co. Ltd.   		         300,537
     2,290   Pohang Iron & Steel Co.  			         149,665
                                                             -----------
          						       2,760,159
                                                             -----------
             Manufacturing -- 1.1%

     7,200   Samsung Electronics*			       1,308,669
     1,424   Samsung Electronics (New)*     		         256,990
       106   Samsung Electronics (New 3)*   		          19,198
                                                             -----------
          						       1,584,857
                                                             -----------
             Total Korea    				       4,345,016
                                                             -----------
13

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 PORTFOLIO OF INVESTMENTS
 continued

 Shares      Description                                        Value
                                                                (Note1)

             SINGAPORE -- 2.9%
             Conglomerate -- 2.1%
   432,000   Jardine Matheson SGD$   			       2,959,200
                                                             -----------

             Manufacturing -- 0.8%
   397,000   Elec & Eltek International Co. Ltd. 	       1,067,930
                                                             -----------
             Total Singapore                                   4,027,130
                                                             -----------

             TAIWAN -- 2.3%
             Manufacturing -- 0.3%
    30,000   Advanced Semiconductor Engineering GDR*  	         396,750
                                                             -----------
             Miscellaneous -- 2.0%
        18   Taipei Fund IDR*    			       1,296,000
    71,250   The Taiwan Fund, Inc.     			       1,460,625
                                                             -----------
          						       2,756,625
                                                             -----------
             Total Taiwan   				       3,153,375
                                                             -----------

             Total Equities and Equity Equivalents
               (cost $127,730,966) 			     139,236,206
                                                             -----------

14

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Principal
 Shares        Description                                        Value
                                                                  (Note1)

               Fixed Income -- 0.4%

               HONG KONG
               Real Estate Development

HK$5,250,000   Hong Kong Resort International Ltd.,
                 6.00%, 6/26/2000
                 (cost $409,318)   		                 $    571,169
                                                                  -----------

               Time Deposit -- 1.1%

US$1,525,000   Brown Brothers Harriman & Co.,
                  Grand Cayman, 4.75%**
                  (cost $1,525,000)    	 	 	            1,525,000
                                                                  -----------
               Total Investments -- 101.5%
                  (cost $129,665,284) 			          141,332,375

               Liabilities in excess of other assets -- (1.5%)	   (2,086,433)
                                                                  -----------
               Net Assets -- 100.0% 				 $139,245,942
                                                                  -----------


     *    Non-income producing security.
     ** Variable rate account -- rates reset on a monthly basis; amounts available upon 48 hours' notice.

           GDR - Global Depositary Receipt.

           IDR - International Depositary Receipt.


15

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 STATEMENTS OF ASSETS AND LIABILITIES
 December 31, 1995


Assets

Investments, at value (cost $129,665,284) 	    $    141,332,375
Cash (including Hong Kong dollars of $18,540
  with a cost of $18,546)      				      22,317
Dividends and interest receivable         		     263,047
Receivable for investments sold              		     129,294
Deferred organizational expenses and other assets             74,442

           						 -----------
  Total assets       					 141,821,475
						         -----------
Liabilities

Dividend payable          				   1,946,643
Investment management fee payable         		     148,038
Administration fee payable          			      24,960
Accrued expenses          				     455,892
                                                         -----------
  Total liabilities       				   2,575,533
       						         -----------
Net Assets 					    $    139,245,942
						         ===========
Composition of Net Assets

Common stock, $0.001 par value; 9,589,377 shares
  issued and outstanding (100,000,000 shares
  authorized) 			                             $ 9,589
Paid-in capital in excess of par          		 135,222,485
Dividends in excess of net investment income        		(736)
Accumulated net realized loss on investments
  and distributions in excess of net realized gain        (7,652,559)
Net unrealized appreciation of investments and other
  assets and liabilities denominated in foreign currencies
							  11,667,163
						          -----------
Net Assets 					    $     139,245,942
						          ===========
Shares outstanding        				    9,589,377
						          -----------
Net Asset Value Per Share      				       $14.52
 							       ======
See Notes to Financial Statements.

 THE GREATER CHINA FUND, INC.
 ----------------------------------------------------------------

 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1995

Investment Income

Dividends (net of foreign withholding taxes of $5,719)   $ 5,028,091
Interest        					      78,721
						          ----------
  Total investment income      				   5,106,812
						          ----------
Expenses

Investment management fees          			   1,703,414
Custodian and accounting fees       			     464,223
Administration fees       				     287,546
Directors' fees and expenses        			     227,314
Reports and notices to shareholders       		     205,132
Legal fees and expenses        				     175,063
Audit fees and expenses        				      54,434
Amortization of organizational expenses        		      24,546
Insurance expense         				      20,018
NYSE listing fee          				      15,535
Transfer agent's fees and expenses        		      11,853
Miscellaneous expenses         				      25,763
           						  ----------
  Total expenses          				   3,214,841
						          ----------
Net investment income          				   1,891,971
           						  ----------
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions

Net realized loss on:
  Investments        					  (7,115,671)
  Foreign currency transactions           		     (15,784)
						           ----------
           						  (7,131,455)
           						  ----------
Net change in unrealized appreciation/depreciation of:
  Investments        					   9,902,481
  Other assets and liabilities denominated in
    foreign currencies         					 530
           						  ----------
           						   9,903,011
           						  ----------
Net realized and unrealized gain on investments
  and foreign currency transactions       		   2,771,556
           						  ----------
Net Increase in Net Assets
  From Investment Operations   				$  4,663,527
						          ==========

See Notes to Financial Statements.

 THE GREATER CHINA FUND, INC.
 ----------------------------------------------------------------


 STATEMENT OF CHANGES IN NET ASSETS

                                           For the Year        For the Year
                                           Ended               Ended
                                           December 31, 1995   December 31, 1994
				           -----------------   -----------------
Income (Loss) from Investment
  Operations:

Net investment income     		$    1,891,971             $    908,243
Net realized gain (loss) on investments
  and foreign currency transactions         (7,131,455)                 524,949
Net change in unrealized appreciation/
  depreciation of investments and
  other assets and liabilities
  denominated in foreign currencies          9,903,011              (65,824,056)

           				    ----------               ----------
Total from investment operations             4,663,527              (64,390,864)
           				    ----------               ----------
Dividends and Distributions
  to Shareholders:

From net investment income          	    (1,871,084)                (897,561)
In excess of net investment income                (736)                   --
From net realized gain on investments          (65,351)                (540,032)

In excess of net realized gain
  on investments          		      (536,888)                   --
				            ----------               ----------
Total dividends and distributions
  to shareholders         		    (2,474,059)              (1,437,593)
           				    ----------               ----------
Fund Share Transactions:

Proceeds from dividends reinvested        	62,701                  192,930
Proceeds from the sale of shares in
  rights offering         			--                   42,456,337
Offering costs charged to paid-in
  capital in excess of par          		--                     (610,000)
           				    ----------               ----------
Total Fund share transactions       		62,701               42,039,267
           				    ----------               ----------
Net increase (decrease) in net assets        2,252,169              (23,789,190)

Net Assets:

Beginning of year         		   136,993,773              160,782,963
           				   -----------             ------------
End of year     			$  139,245,942             $136,993,773
				           ===========             ============


See Notes to Financial Statements.

 THE GREATER CHINA FUND, INC.
 ----------------------------------------------------------------

 NOTE TO FINANCIAL STATEMENTS

Note 1 Organization and Significant Accounting Policies

The Greater China Fund, Inc. (the "Fund") was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies which derive or are expected to derive a significant portion of their revenues from goods produced or sold, investments made or services performed in China. The Fund had no operations until July 7, 1992, when it sold 7,200 shares of common stock for $100,440 to Baring International Investment (Far East) Limited (the "Investment Manager"), an indirect fully owned subsidiary of ING Groep N.V. Investment operations commenced on July 23, 1992. Organizational costs of $123,000 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

Valuation of Investments

All securities for which market quotations are readily available are valued at the last sales price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities which mature in 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such values do not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Investment Transactions and Investment Income

Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

 THE GREATER CHINA FUND, INC.
 ----------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS
 continued

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies at the closing rate of exchange on the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The resulting foreign currency gains and losses are included in the Statement of Operations.

The Fund does not generally isolate the effect of fluctuations in foreign currency exchange rates from the effect of fluctuations in the market prices of equity securities. Accordingly, realized and unrealized foreign currency gains (losses) are included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency exchange gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies.

Dividends and Distributions

The Fund will distribute to shareholders, at least annually, substantially all of its net investment income and net realized capital gains, if any. Such dividends and distributions are recorded on the ex-dividend date. The amount of the dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in capital in excess of par. Net realized foreign currency losses of $15,784 have been reclassified to undistributed net investment income.

On December 19, 1995, the Fund's Board of Directors declared an ordinary income dividend of $0.203 per share. The dividend was paid on January 12, 1996 to shareholders of record as of December 29, 1995.

 THE GREATER CHINA FUND, INC.
 ----------------------------------------------------------------


Tax Status

  United States

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a U.S. federal excise tax.

  China

Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Tax Bureau has determined that dividends paid on "B" shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to "H" shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of "B" shares and shares of a PRC company listed on a non-PRC securities exchange, including "H" shares, will not for the time being be subject to the 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to the 20% withholding tax.

In the future, were the July Ruling to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%.

  Hong Kong

Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. Additionally, there is no tax in Hong Kong on capital gains realized from the disposal of such securities. However, income received and capital gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and net capital gains) would be subject to profits tax, which is currently a flat rate of 17.5% for corporations.

  Other Foreign Countries

The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

 THE GREATER CHINA FUND, INC.
 ----------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS
 continued

Note 2 Investment Management and
       Administration Agreements

Effective March 14, 1995, the Investment Manager entered into a new investment management agreement ("Investment Management Agreement") on terms which are not different from those of the previous agreement with the Fund. In accordance with the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee at the annual rate of 1.25% of the value of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Inc. ("PaineWebber"), has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee at the annual rate of 0.22% of the value of the Fund's average weekly net assets up to $75 million, and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

--------------------------------------------------------------------------------

Note 3 Transactions with Affiliates

Of the 9,589,377 shares outstanding at December 31, 1995, the Investment Manager owned 7,485 shares.

For the year ended December 31, 1995, the Fund paid $2,951 in brokerage commissions to ING Barings Securities Limited, an affiliate of the Investment Manager.

--------------------------------------------------------------------------------

Note 4 Portfolio Securities

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1995 was $130,157,399. Accordingly, net unrealized appreciation of investments of $11,174,976 was composed of gross appreciation of $26,344,635 for those securities having an excess of value over cost, and gross depreciation of $15,169,659 for those securities having an excess of cost over value.

For the year ended December 31, 1995, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $43,719,945 and $43,319,909, respectively.

At December 31, 1995, the Fund had a capital loss carryforward of $7,160,671 available as a reduction, to the extent provided in the

 THE GREATER CHINA FUND, INC.
 ----------------------------------------------------------------

regulations, of any future net capital gains realized before the end of fiscal year 2003. To the extent that these losses are used to offset future capital gains, such gains will not be distributed.

--------------------------------------------------------------------------------

Note 5 Capital Stock

Transactions in shares of common stock were as follows:

                                             For the Year        For the Year
                                                    Ended               Ended
                                        December 31, 1995   December 31, 1994
				        -----------------   -----------------

Shares outstanding, beginning of year          9,584,377    6,757,200
  				             -----------    -----------
Shares issued resulting from
  dividend reinvestment        			   5,000      	8,616

Shares issued in connection with
  rights offering         			    --      2,818,561
				             -----------    -----------

Net increase in shares outstanding        	   5,000    2,827,177
				             -----------    -----------

Shares outstanding, end of year                9,589,377    9,584,377
           				     ===========    ===========

--------------------------------------------------------------------------------

Note 6 Concentration of Risk

The Fund may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region.
--------------------------------------------------------------------------------

Note 7 Rights Offering

During the year ended December 31, 1994, the Fund issued 2,818,561 shares in connection with a rights offering of the Fund's shares. Shareholders of record on May 20, 1994 were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $15.65 per share. Offering costs of $610,000 were charged to paid-in capital in excess of par, including $100,000 paid to PaineWebber, an affiliate of the Administrator, as partial reimbursement for its expenses. Dealer manager and soliciting fees of $1,654,143 were netted against the proceeds of the subscription. PaineWebber earned approximately $936,000 of the aforementioned commissions with respect to its participation in the offering.

 THE GREATER CHINA FUND, INC.
 ----------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS
 continued

Note 8 Quarterly Results of Operations (unaudited)

 Quarter ended            Net investment         Net realized              Net increase                Market price on
                           income (loss)       and unrealized                (decrease)                           NYSE
                                               gain (loss) on             in net assets
                                              investments and                      from
                                             foreign currency                investment
                                                 transactions                operations

                        Total       Per       Total        Per             Total         Per
                        (000)     Share       (000)      Share             (000)        Share           High            Low
December 31, 1995   $    359  $     0.04  $   (3,363)   $ (0.35)     $    (3,004)       $(0.31)    $    14.625    $    13.125

September 30, 1995       (95)      (0.01)      6,059       0.63            5,964          0.62          14.375         12.250

June 30, 1995          1,741        0.18       5,031       0.53            6,772          0.71          14.875         11.750

March 31, 1995          (113)      (0.01)     (4,955)     (0.52)          (5,068)        (0.53)         13.375         11.375

Totals              $  1,892  $     0.20  $    2,772    $  0.29      $     4,664        $ 0.49

December 31, 1994   $    300  $     0.03  $  (30,903)   $ (3.22)     $   (30,603)       $(3.19)    $    17.875    $    11.750

September 30, 1994       (22)      (0.00)     14,089       1.47           14,067          1.47          19.375         15.625

June 30, 1994          1,076        0.16      (3,382)     (0.50)          (2,306)        (0.34)         20.750         16.375

March 31, 1994          (446)      (0.07)    (45,103)     (6.67)         (45,549)        (6.74)         26.500         17.625

Totals              $    908  $     0.12  $  (65,299)   $ (8.92)     $   (64,391)       $(8.80)

 THE GREATER CHINA FUND, INC.
 ----------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                             For the Period
                                                  For the Year Ended         July 23, 1992+
                                                  December 31,                      through
                                                 --------------------------     December 31,
                                                  1995     1994      1993              1992
                                                 ------  --------   -------        --------
Net asset value, beginning of period             $14.29   $23.79    $13.40           $13.95++
                                                 ------  --------   -------        --------
Income (Loss) from Investment Operations:

Net investment income (loss)                       0.20     0.12*     0.02            (0.00)
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions    0.29    (8.92)*   11.00            (0.38)
                                                 ------  --------   -------        --------
        Total from investment operations           0.49    (8.80)    11.02            (0.38)
                                                 ------  --------   -------        --------
Dividends and Distributions to Shareholders:
From net investment income                        (0.20)   (0.09)    (0.01)            --
From net realized gain on investments             (0.01)   (0.06)    (0.62)            --
In excess of net realized gain on investments     (0.05)    --          --             --
                                                 ------  --------   -------        --------
        Total dividends and distributions
           to shareholders                        (0.26)   (0.15)    (0.63)            --
                                                 ------  --------   -------        --------
Fund Share Transactions:

Dilutive effect of rights offering                  --     (0.46)       --             --
Offering costs charged to paid-in
  capital in excess of par                          --     (0.09)       --            (0.17)
                                                 ------  --------   -------        --------
        Total Fund share transactions               --     (0.55)       --            (0.17)
                                                 ------  --------   -------        --------
Net asset value, end of period                   $14.52   $14.29     $23.79          $13.40
                                                 ======  ========   =======        ========
Market value, end of period                      $14.13   $12.13     $26.75          $12.38
                                                 ======  ========   =======        ========
Total investment return (1) (2)                   18.48%  (52.01)%   122.01%         (11.29)%
                                                 ======  ========   =======        ========
Ratios/Supplemental data:

Net assets, end of period (000 omitted)        $139,246 $136,994   $160,783         $90,543
Ratio of expenses to average net assets            2.36    %2.08%      2.22%           2.43%**
Ratio of net investment income (loss)
  to average net assets                            1.39%    0.63%      0.11%          (0.04)%**
Portfolio turnover                                   32%      22%        31%              1%


+     Commencement of investment operations.
++ Initial public offering price of $15.00 per share net of underwriting discount of $1.05 per share.

*     Based on average shares outstanding.
**    Annualized.

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period, and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

(2) Total investment return for a period of less than one year is not annualized.

 THE GREATER CHINA FUND, INC.
 ----------------------------------------------------------------

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Greater China Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Greater China Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period July 23, 1992 (commencement of investment operations) through December 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York

February 5, 1996

 THE GREATER CHINA FUND, INC.
 ----------------------------------------------------------------

 DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless PNC Bank, National Association (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by PNC Bank, National Association, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

 THE GREATER CHINA FUND, INC.
 ----------------------------------------------------------------

 DIVIDEND REINVESTMENT PLAN
 continued

There is no charge to participants for reinvesting dividends or capital gain distributions. The Plan Agent's fee for handling the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

Other Information

Since December 31, 1994, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no changes in persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

 THE GREATER CHINA FUND, INC.
 ----------------------------------------------------------------

 ANNUAL SHAREHOLDER'S MEETING


The Fund's annual meeting of shareholders was held on June 7, 1995. Shareholders voted to re-elect Edward Y. Baker, John A. Bult and Jonathan J.K. Taylor as Directors, ratify the appointment of Price Waterhouse LLP as the Fund's independent accountant, and approve a new investment management agreement with the Fund's Investment Manager. The resulting vote count for each proposal is listed below:

                                                           Withheld
                                         For               Authority
                                         --------          ---------
  1. Election of three Directors:

       Edward Y. Baker                   7,651,368           44,622

       John A. Bult                      7,652,912           43,078

       Jonathan J.K. Taylor              7,652,811           43,179


In addition to the above re-elected Directors, Mr. Richard B. Bradley, Mr. Richard Graham, Mr. John A. Hawkins, Mr. Don G. Hoff and Mr. Tak Lung Tsim continue to serve as Directors of the Fund.

                                                             Withheld
                                             For   Against   Authority
                                         --------  -------   ---------
  2. Ratification of Price Waterhouse
       LLP as the Fund's independent
       accountant                       7,643,188   27,605     25,197

  3. Approval of new investment
       management agreement             7,429,246   78,580    188,164


29